Giant 5 Funds
Supplement dated December 4, 2006
to the Statement of Additional Information dated November 14, 2006, as revised November 17, 2006
Defined terms used in this Supplement, but not defined herein, are used as they are defined in the Statement of Additional Information.
The information below supplements and replaces the information in the Statement of Additional Information dated November 14, 2006, as revised November 17, 2006:
The first paragraph under “DIVIDENDS AND DISTRIBUTIONS” on page 50 of the Statement of Additional Information is deleted and replaced with the following:
For each Fund, the Trust declares dividends from the Fund’s net investment income on a semi-annual basis as a dividend to the Fund’s shareholders. Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.
Please keep this information with your Statement of Additional Information for future reference.